UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2020 (December 9, 2020)

KIMBALL INTERNATIONAL, INC.
________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Indiana	0-3279	35-0514506
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

1600 Royal Street, Jasper, Indiana	47546-2256
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code  (812) 482-1600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.05 per share	KBAL	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets
On December 15, 2020, Kimball International, Inc. (the "Company") filed a Current Report on Form 8- K (Initial 8-K) with the Securities and Exchange Commission (SEC) to disclose that Project Fifth Gear Merger Corp., a wholly-owned subsidiary of the Company, had completed its previously announced acquisition of all of the outstanding equity interests of Poppin, Inc ("Poppin").

This Current Report on Form 8-K/A amends the Initial 8-K to include the historical audited financial statements of Poppin and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Poppin would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
Exhibit 99.1 - The audited financial statements of Poppin for the years ended December 31, 2019 and 2018 and unaudited financial statements of Poppin for the nine months ended September 30, 2020
(b) Pro Forma Financial Information
Exhibit 99.2 - The unaudited pro forma condensed combined financial statements of the Company and Poppin for the three months ended September 30, 2020 and the fiscal year ended June 30, 2020.
(d) Exhibits
The following exhibits are furnished as part of this report:

Exhibit
Number	Description
23.1	Consent of Withum Smith & Brown, PC
99.1	Audited financial statements of Poppin, Inc for years ended December 31, 2019 and 2018 and unaudited financial statements of Poppin, Inc for the nine months ended September 30, 2020
99.2	Unaudited pro forma condensed combined financial statements
104	Cover Page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBALL INTERNATIONAL, INC.

By:	/s/ Mark W. Johnson
MARK W. JOHNSON Executive Vice President, Chief Legal and Governance Officer and Corporate Secretary
Date: February 19, 2021

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